EXHIBIT 10.1

CONSENT AND FIFTH AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

THIS CONSENT AND FIFTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is entered into as of March 10, 2016, by and among WELLS FARGO BANK, NATIONAL ASSOCIATION, as agent (“Agent”) for the Lenders (as defined in the Credit Agreement referred to below), the Lenders party hereto, and NUVERRA ENVIRONMENTAL SOLUTIONS, INC., a Delaware corporation (“Borrower”).

WHEREAS, Borrower, Agent, and Lenders are parties to that certain Amended and Restated Credit Agreement dated as of February 3, 2014 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”);

WHEREAS, pursuant to Section 5.1 of the Credit Agreement, Borrower is required to deliver to Agent on or prior to March 31, 2016, the consolidated and consolidating financial statements of Borrower and its Subsidiaries for the fiscal year ending December 31, 2015, audited by independent certified public accountants reasonably acceptable to Agent and certified, without any qualifications (including any (A) “going concern” or like qualification or exception, (B) qualification or exception as to the scope of such audit, or (C) qualification which relates to the treatment or classification of any item and which, as a condition to the removal of such qualification, would require an adjustment to such item, the effect of which would be to cause any noncompliance with the provisions of Section 7 of the Credit Agreement), by such accountants to have been prepared in accordance with GAAP (such audited financial statements to include a balance sheet, income statement, statement of cash flow, and statement of shareholder’s equity, and, if prepared, such accountants’ letter to management) (collectively, the “2015 Audited Financials”);

WHEREAS, Borrower has informed Agent and Lenders that the 2015 Audited Financials will contain a “going concern” or like qualification or exception, which absent consent of the Agent and Lenders, would be prohibited by Section 5.1 of the Credit Agreement, and Agent and Lenders are each willing to consent to the inclusion of a “going concern” or like qualification or exception in the 2015 Audited Financials on the terms as set forth herein; and

WHEREAS, Agent, Lenders and Borrower have agreed to amend the Credit Agreement in certain respects.

NOW THEREFORE, in consideration of the premises and mutual agreements herein contained, the parties hereto agree as follows:

1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Credit Agreement.

2. Consent. In reliance upon the representations and warranties of Borrower set forth in Section 7 below and subject to the satisfaction of the conditions to effectiveness set forth in Section 6 below, Agent and Lenders consent to the inclusion of a “going concern” or like qualification or exception in the 2015 Audited Financials. This consent is a limited consent and shall not be deemed to constitute a consent with respect to any other current or future departure from the requirements of any provision of the Credit Agreement or any other Loan Documents.

3. Amendments to Credit Agreement. In reliance upon the representations and warranties of Borrower set forth in Section 7 below, and subject to the satisfaction of the conditions to effectiveness set forth in Section 6 below, the Credit Agreement is hereby amended as follows:

(a) Article III of the Credit Agreement is hereby amended to add a new Section 3.7 to the end thereof to read as follows:

3.7 Excess Borrowing. Borrower hereby agrees not to request a Revolving Loan if after giving effect to such Revolving Loan and the contemporaneous uses of the proceeds thereof, the Loan Parties’ cash and Cash Equivalents would exceed $1,000,000.

(b) Section 8(a) of the Credit Agreement is hereby amended to insert “3.7,” immediately following the phrase “Sections 3.6,” in clause (i) thereof.

(c) Schedule 1.1 to the Credit Agreement is hereby amended by amending and restating the defined term “Solvent” in its entirety to read as follows:

“Solvent” means, with respect to any Person as of any date of determination, that (a) such Person is not engaged or about to engage in a business or transaction for which the remaining assets of such Person are unreasonably small in relation to the business or transaction or for which the property remaining with such Person is an unreasonably small capital, and (b) such Person has not incurred and does not intend to incur, or reasonably believe that it will incur, debts beyond its ability to pay such debts as they become due (whether at maturity or otherwise), and (c) such Person is “solvent” or not “insolvent”, as applicable within the meaning given those terms and similar terms under applicable laws relating to fraudulent transfers and conveyances (provided, that this clause (c) shall exclude any definition of “solvent” or “insolvent” which is defined as at fair valuations, the sum of such Person’s debts and liabilities (including contingent liabilities) is less than all of such Person’s assets). For purposes of this definition, the amount of any contingent liability at any time shall be computed as the amount that, in light of all of the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability (irrespective of whether such contingent liabilities meet the criteria for accrual under Statement of Financial Accounting Standard No. 5).

4. Effectiveness of the Amendment; Continuing Effect. Except as expressly set forth in Sections 2 and 3 of this Amendment, nothing in this Amendment shall constitute a modification or alteration of the terms, conditions or covenants of the Credit Agreement or any other Loan Document, or a waiver of any other terms or provisions thereof, and the Credit

Agreement and the other Loan Documents shall remain unchanged and shall continue in full force and effect, in each case as amended hereby. This Amendment is a Loan Document.

5. Reaffirmation and Confirmation. Borrower hereby ratifies, affirms, acknowledges and agrees that the Credit Agreement and the other Loan Documents to which it is a party represent the valid, enforceable and collectible obligations of Borrower, and further acknowledges that there are no existing claims, defenses, personal or otherwise, or rights of setoff whatsoever with respect to the Credit Agreement or any other Loan Document. Borrower hereby agrees that this Amendment in no way acts as a release or relinquishment of the Liens and rights securing payments of the Obligations. The Liens and rights securing payment of the Obligations are hereby ratified and confirmed by Borrower in all respects.

6. Conditions to Effectiveness. This Amendment shall become effective upon the satisfaction of each of the following conditions precedent, in each case satisfactory to Agent in all respects:

(a) Agent shall have received a copy of this Amendment executed and delivered by Agent, the Required Lenders, and the Loan Parties;

(b) Agent shall have received an executed copy of an amendment to the Guaranty and Security Agreement in form and substance satisfactory to Agent;

(c) Borrower shall have swept to Agent’s Account all amounts in excess of $1,000,000 in the aggregate for all such accounts in any Collection Account, Deposit Account and Securities Account (each, as defined in the Guaranty and Security Agreement (as amended as of the date hereof)), other than any Excluded Account, of each Loan Party; and

(d) no Default or Event of Default shall have occurred and be continuing on the date hereof or as of the date of the effectiveness of this Amendment.

7. Representations and Warranties. In order to induce Agent and Lenders to enter into this Amendment, Borrower hereby represents and warrants to Agent and Lenders that:

(a) after giving effect to this Amendment, all representations and warranties contained in the Loan Documents to which Borrower is a party are true, correct and complete in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of the date of this Amendment, as though made on and as of such date (except to the extent that such representations and warranties relate solely to an earlier date, in which case such representations and warranties shall be true, correct and complete in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of such earlier date);

(b) no Default or Event of Default has occurred and is continuing; and

(c) this Amendment and the Loan Documents, as amended hereby, constitute legal, valid and binding obligations of Borrower and are enforceable against Borrower in accordance with their respective terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally.

8. Post-Closing Covenant. Within fifteen (15) days (or such later date as Agent may agree to in writing in its sole discretion) of the date hereof, Borrower shall deliver to Agent a Control Agreement for each Collection Account, Deposit Account and Securities Account (each, as defined in the Guaranty and Security Agreement (as amended as of the date hereof)) of each Loan Party other than Excluded Accounts, which Control Agreement shall comply with the provisions of Section 7(k) of the Guaranty and Security Agreement (as amended as of the date hereof). Failure to comply with the provisions of this Section 8 shall constitute an immediate Event of Default. The Loan Parties each hereby acknowledge that Agent shall exercise control on the date hereof on each of the Collection Accounts of each Loan Party subject to a Control Agreement in favor of Agent as of the date hereof.

9. Miscellaneous.

(a) Expenses. Borrower agrees to pay on demand all reasonable documented out-of-pocket costs and expenses of Agent (including reasonable attorneys’ fees) incurred in connection with the preparation, negotiation, execution, delivery and administration of this Amendment and all other instruments or documents provided for herein or delivered or to be delivered hereunder or in connection herewith. All obligations provided herein shall survive any termination of this Amendment and the Credit Agreement as amended hereby.

(b) Choice of Law and Venue; Jury Trial Waiver; Reference Provision. Without limiting the applicability of any other provision of the Credit Agreement or any other Loan Document, the terms and provisions set forth in Section 12 of the Credit Agreement are expressly incorporated herein by reference.

(c) Counterparts. This Amendment may be executed in any number of counterparts, and by the parties hereto on the same or separate counterparts, and each such counterpart, when executed and delivered, shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment. Delivery of an executed counterpart of this Amendment by telefacsimile or other electronic method of transmission shall be equally effective as delivery of an original executed counterpart of this Agreement.

(d) Severability. Each provision of this Amendment shall be severable from every other provision of this Amendment for the purpose of determining the legal enforceability of any specific provision.

10. Release.

(a) In consideration of the agreements of Agent and Lenders contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each of Borrower and each Guarantor that executes a Consent and Reaffirmation to this Amendment, on behalf of itself and its successors, assigns, and other legal representatives (Borrower, each Guarantor and all such other Persons being hereinafter referred to collectively as the “Releasors” and individually as a “Releasor”), hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges Agent, Issuing Bank and Lenders, and their successors and assigns, and their present and former shareholders, Affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives (Agent, Issuing Bank, each Lender and all such other Persons being hereinafter referred to collectively as the “Releasees” and individually as a “Releasee”), of and from all demands, actions, causes of action, suits, covenants, contracts, controversies, agreements, promises, sums of money, accounts, bills, reckonings, damages and any and all other claims, counterclaims, defenses, rights of set-off, demands and liabilities whatsoever (individually, a “Claim” and collectively, “Claims”) of every name and nature, known or unknown, suspected or unsuspected, both at law and in equity, which any Releasor may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which arises at any time on or prior to the day and date of this Amendment, in any way related to or in connection with the Credit Agreement, or any of the other Loan Documents or transactions thereunder or related thereto.

(b) Each of Borrower and each Guarantor that executes a Consent and Reaffirmation to this Amendment understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.

(c) Each of Borrower and each Guarantor that executes a Consent and Reaffirmation to this Amendment agrees that no fact, event, circumstance, evidence or transaction which could now be asserted or which may hereafter be discovered shall affect in any manner the final, absolute and unconditional nature of the release set forth above.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized and delivered as of the date first above written.

NUVERRA ENVIRONMENTAL SOLUTIONS, INC., as Borrower

By:	/s/ Mark Johnsrud
Name:	Mark Johnsrud
Title:	CEO

Signature Page to Consent and Fifth Amendment to Amended and Restated Credit Agreement

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Agent and as a Lender

By:	/s/ Zachary S. Buchanan
Name:	Zachary S. Buchanan
Title:	AVP

Signature Page to Consent and Fifth Amendment to Amended and Restated Credit Agreement

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Lauren Trussell
Name:	Lauren Trussell
Title:	Vice President

Signature Page to Consent and Fifth Amendment to Amended and Restated Credit Agreement

CITIZENS BANK OF PENNSYLVANIA, as a Lender

By:	/s/ Josh Bailey
Name:	Josh Bailey
Title:	Vice President

Signature Page to Consent and Fifth Amendment to Amended and Restated Credit Agreement

CIT FINANCE LLC, as a Lender

By:	/s/ John Feeley
Name:	John Feeley
Title:	Director

Signature Page to Consent and Fifth Amendment to Amended and Restated Credit Agreement

CONSENT AND REAFFIRMATION

Each of the undersigned (each a “Guarantor”) hereby (i) acknowledges receipt of a copy of the foregoing Consent and Fifth Amendment to Amended and Restated Credit Agreement (terms defined therein and used, but not otherwise defined, herein shall have the meanings assigned to them therein); (ii) consents to Borrower’s execution and delivery thereof; (iii) agrees to be bound thereby, including Section 10 of the foregoing Consent and Fifth Amendment to Amended and Restated Credit Agreement; and (iv) affirms that nothing contained therein shall modify in any respect whatsoever any Loan Documents to which the undersigned is a party and reaffirms that each such Loan Document is and shall continue to remain in full force and effect. Although each Guarantor has been informed of the matters set forth herein and has acknowledged and agreed to same, each Guarantor understands that Agent and Lenders have no obligation to inform such Guarantor of such matters in the future or to seek such Guarantor’s acknowledgment or agreement to future consents, amendments or waivers, and nothing herein shall create such a duty.

HECKMANN WATER RESOURCES CORPORATION

By:	/s/ Mark Johnsrud
Name:	Mark Johnsrud
Title:	CEO

HECKMANN WATER RESOURCES (CVR), INC.

By:	/s/ Mark Johnsrud
Name:	Mark Johnsrud
Title:	CEO

1960 WELL SERVICES, LLC

By:	/s/ Mark Johnsrud
Name:	Mark Johnsrud
Title:	CEO

HEK WATER SOLUTIONS, LLC

By:	/s/ Mark Johnsrud
Name:	Mark Johnsrud
Title:	CEO

APPALACHIAN WATER SERVICES, LLC

By:	/s/ Mark Johnsrud
Name:	Mark Johnsrud
Title:	CEO

BADLANDS POWER FUELS, LLC, a Delaware limited liability company

By:	/s/ Mark Johnsrud
Name:	Mark Johnsrud
Title:	CEO

BADLANDS POWER FUELS, LLC, a North Dakota limited liability company

By:	/s/ Mark Johnsrud
Name:	Mark Johnsrud
Title:	CEO

LANDTECH ENTERPRISES, L.L.C.

By:	/s/ Mark Johnsrud
Name:	Mark Johnsrud
Title:	CEO

Signature Page to Consent and Fifth Amendment to Amended and Restated Credit Agreement

BADLANDS LEASING, LLC

By:	/s/ Mark Johnsrud
Name:	Mark Johnsrud
Title:	CEO

IDEAL OILFIELD DISPOSAL, LLC

By:	/s/ Mark Johnsrud
Name:	Mark Johnsrud
Title:	CEO

NUVERRA TOTAL SOLUTIONS, LLC

By:	/s/ Mark Johnsrud
Name:	Mark Johnsrud
Title:	CEO

NES WATER SOLUTIONS, LLC

By:	/s/ Mark Johnsrud
Name:	Mark Johnsrud
Title:	CEO

HECKMANN WOODS CROSS, LLC

By:	/s/ Mark Johnsrud
Name:	Mark Johnsrud
Title:	CEO

Signature Page to Consent and Fifth Amendment to Amended and Restated Credit Agreement